THE MARSICO INVESTMENT FUND

Marsico Growth Fund

Supplement dated December 21, 2020

to the Prospectus and Statement of Additional Information (“SAI”)

dated January 31, 2020, as supplemented

The purpose of this supplement is to update the portfolio managers for the Marsico Growth Fund. Effective December 21, 2020, James D. Marsico is a co-manager of the Growth Fund with the Fund’s current co-managers, Thomas F. Marsico, Brandon A. Geisler, and Peter C. Marsico.

PROSPECTUS

In the Prospectus “FUND SUMMARIES” section for the Marsico Growth Fund on page 6 under the heading “MANAGEMENT” and sub-heading “Portfolio Managers,” the current disclosure is deleted in its entirety and replaced with the following:

“The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in December 1997, Brandon A. Geisler, who has co-managed the Fund since February 2019, Peter C. Marsico, who has co-managed the Fund since November 2019, and James D. Marsico, who has co-managed the Fund since December 2020.”

In the Prospectus “FUND MANAGEMENT” section on pages 28 and 29 the following changes are made:

•	Under the sub-heading “THE GROWTH FUND,” the biographical information is replaced in its entirety by the following:

“Thomas F. Marsico co-manages the Growth Fund. Information relating to Mr. Marsico is provided above.”

“Brandon A. Geisler co-manages the Growth Fund. Information relating to Mr. Geisler is provided above.”

“Peter C. Marsico co-manages the Growth Fund. Mr. Marsico joined Marsico Capital in 2008, and has over 12 years of experience in the financial services industry. His research responsibilities include retail, restaurants, consumer goods, and other industries. Mr. Marsico has a BA degree in Economics from the University of North Carolina and an MBA from the University of Denver.”

“James D. Marsico co-manages the Growth Fund. Mr. Marsico joined Marsico Capital in 2009, and has over 11 years of experience in the financial services industry. His research responsibilities include technology, media, consumer discretionary, and other industries. Mr. Marsico holds a BA degree in Political Science from the University of Texas at Austin and an MBA from the University of Denver.”

STATEMENT OF ADDITIONAL INFORMATION

In the SAI “PORTFOLIO MANAGERS” section beginning on page 65, the following changes are made:

•	The second sentence in this section on page 65 is deleted in its entirety and replaced with the following:

“Thomas F. Marsico, Brandon A. Geisler, Peter C. Marsico, and James D. Marsico are the portfolio managers of the Growth Fund.”

•	The table captioned “Dollar Range of Equity Securities Beneficially Owned” on page 68 is amended to reflect that as of December 21, 2020, James D. Marsico beneficially owned $100,001-$500,000 of the shares of the Growth Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE